Exhibit 10.1
                                                                    ------------


                               SECOND AMENDMENT TO
                         WINDSYSTEM MANAGEMENT AGREEMENT


This Second Amendment to Windsystem Management Agreement (the "Amendment") dated as of March 24, 2006 is made by and between Enron Wind Systems, LLC ("EWS") and Zond Windsystem Partners, Ltd. Series 85-C, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

WHEREAS, EWS and the Partnership are parties to that certain Windsystem Management Agreement dated November 4, 1985 (as amended, the "Windsystem Management Agreement"), pursuant to which EWS performs certain management, administrative and other services for the Partnership in connection with that certain wind power project owned by the Partnership.

WHEREAS, the term of the Windsystem Management Agreement expires on March 31, 2006 (the "Windsystem Management Termination Date") and the parties desire to extend the Windsystem Management Termination Date until June 30, 2006.

                                    AGREEMENT
                                    ---------

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, EWS and the Partnership agree as follows:

1.  Amendment to Windsystem Management Agreement. Section 3 of the Windsystem
    --------------------------------------------
    Management Agreement is hereby amended by deleting the date "March 31, 2006" that appears therein and replacing it in its entirety with the date "June 30, 2006".

2.  Governing Law. The terms and provisions of this Amendment shall be governed
    -------------
    by and construed in accordance with the laws of the state of California.

3.  Counterparts. This Amendment may be executed in counterparts, each of which
    ------------
    shall be deemed an original and all of which, when taken together, shall constitute one and the same document.



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


    IN WITNESS WHEREOF, each of the parties to this Amendment have executed this Amendment on date set forth below.



EWS                                                       Partnership
---                                                       -----------

Enron Wind Systems, LLC,                                  Zond Windsystem Partners, Ltd. Series
a California limited liability company                    85-C, a California Limited Partnership

By:    Enron Wind LLC,                                    By:   Zond Windsystems Management V
       its sole member                                          LLC, its general partner

By:    Enron Renewable Energy Corp.,                      By:      /s/ Jesse E. Neyman
       its sole member                                         -------------------------------------------
                                                          Name:    Jesse E. Neyman
                                                                ------------------------------------------
                                                          Title:   President and Chief Executive Officer
                                                                 -----------------------------------------
By:        /s/ Jesse E. Neyman
    ---------------------------------------------
Name:     Jesse E. Neyman
      -------------------------------------------
Title:  President and Chief Executive Officer
       ------------------------------------------






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